UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

Cotiviti Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Cotiviti Holdings, Inc. NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders

May 25, 2017
9:00 a.m. Eastern Time

COTIVITI HOLDINGS, INC.
115 PERIMETER CENTER PLACE, SUITE 700, ATLANTA, GA 30346

APRIL 12, 2017

To Our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Cotiviti Holdings, Inc. at 9:00 a.m., Eastern Time, on Thursday,  May 25, 2017. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COTV.

As an analytics-driven technology services company, we are particularly excited to embrace the latest technology for our Annual Meeting. We believe that hosting a virtual meeting will enable increased stockholder attendance, and improve communications and participation by providing access to stockholders from any location around the world.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting and provide details regarding how to attend the meeting online.

We are providing access to our proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2016 Annual Report to Stockholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2016 Annual Report to Stockholders, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they previously have requested delivery of proxy materials electronically. This distribution process also conserves natural resources and reduces the costs of printing and distributing our proxy materials.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials in the mail or by e-mail, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online at the Annual Meeting, even if you have previously submitted your proxy, as your proxy is revocable at your option.

Thank you for your support.

Sincerely,

David L. Swift	J. Douglas Williams
Chairman of the Board of Directors	Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2017

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Cotiviti Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held at 9:00 a.m., Eastern Time, on May 25, 2017, for the following purposes:

•

To elect Mala Anand and Ruben J. King-Shaw, Jr. as Class I Directors to serve until our 2020 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	To approve our Employee Stock Purchase Plans.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be held online at www.virtualshareholdermeeting.com/COTV. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Holders of record of our Common Stock at the close of business on March 31, 2017, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting by visiting www.virtualshareholdermeeting.com/COTV.  To participate in the Annual Meeting, you will need the 16‑digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 9:00 a.m., Eastern Time. Online check-in will begin at 8:30 a.m., Eastern Time, and you should allow ample time for the online check-in procedures. A list of stockholders of record will be available online at the Annual Meeting at www.virtualshareholdermeeting.com/COTV and, during the ten days preceding the Annual Meeting, at our principal executive offices at 115 Perimeter Center Place, Suite 700, Atlanta, GA 30346.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares online at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Jonathan Olefson

Senior Vice President, General Counsel and Secretary

This Notice of Annual Meeting and Proxy Statement and Form of Proxy
are being distributed and made available on or about April 12, 2017.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to Be Held on May 25, 2017.  The Proxy Statement and Cotiviti Holdings, Inc.’s 2016 Annual Report to Stockholders are available electronically on the “Investor Relations” page of our website located at http://investors.cotiviti.com and with your 16‑digit control number at www.proxyvote.com.

PROXY STATEMENT

COTIVITI HOLDINGS, INC.
THE SOUTH TERRACES, 115 PERIMETER CENTER PLACE, SUITE 700, ATLANTA, GEORGIA 30346

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Cotiviti Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held online at www.virtualshareholdermeeting.com/COTV on Thursday,  May 25, 2017, at 9:00 a.m., Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. Holders of record of shares of our Common Stock, $0.001 par value (“Common Stock”), at the close of business on March 31, 2017 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 91,838,470 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2016 (the “2016 Annual Report”) will be released on or about April 12, 2017, to holders of our stock on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 25, 2017

This Proxy Statement and our 2016 Annual Report are available at http://www.proxyvote.com. You will need your 16‑digit control number to access and view these materials.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

•

To elect Mala Anand and Ruben J. King-Shaw, Jr. as Class I Directors to serve until our 2020 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	To approve our Employee Stock Purchase Plans.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•	FOR the election of Mala Anand and Ruben J. King-Shaw, Jr. as Class I Directors;
•	FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and
•	FOR the approval of our Employee Stock Purchase Plans.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Cotiviti Holdings, Inc.’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting, which will take place online on Thursday,  May 25, 2017. As a stockholder, you are invited to participate in the Annual Meeting via live webcast and to vote on the business items described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this Proxy Statement and our 2016 Annual Report available to our stockholders electronically via the Internet. On or about April 12, 2017, we sent by mail or e-mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2016 Annual Report and to vote online. If you received an Internet Notice, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you how to access and review all of the important information contained in the Proxy Statement and 2016 Annual Report. The Internet Notice also instructs you how you may submit your proxy over the Internet. If you received an Internet Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. In addition, the Internet Notice contains instructions on how you may request proxy materials in printed form by mail or electronically on an ongoing basis.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Alternatively, stockholders sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, may request to receive a single copy of such materials in the future. Instructions for making these requests are provided below under “Questions and Answers about the 2017 Annual Meeting of Stockholders.”

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Each holder of shares of Common Stock issued and outstanding as of the close of business on March 31, 2017 (the Record Date for the Annual Meeting) is entitled to cast one vote per share on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of that time, including (a) shares held directly in your name as the stockholder of record, and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. At the close of business on the Record Date, there were 91,838,470 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME” AS A BENEFICIAL OWNER?

A record holder holds shares in his or her own name. Shares held in “street name” means shares that are held in the name of a broker, trustee or other nominee on a person’s behalf. If your shares are held in “street name” you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote. You may also vote your shares electronically during the Annual Meeting. Most of our stockholders are beneficial owners who hold their shares in street name rather than directly in their own name.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If you are a beneficial owner whose shares are held in street name you have the right to direct your broker, trustee or other nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. You may also vote your shares electronically during the Annual Meeting by attending the Annual Meeting and voting your shares at that time.

HOW MAY I OBTAIN A PAPER COPY OF THE PROXY MATERIALS?

Stockholders receiving an Internet Notice will find instructions about how to obtain a paper copy of the proxy materials on their Internet Notice. Stockholders receiving an Internet Notice by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive an Internet Notice or an e-mail will receive a paper copy of the proxy materials by mail.

I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED ONLY ONE PAPER COPY OF THE PROXY MATERIALS OR INTERNET NOTICE. HOW MAY I OBTAIN AN ADDITIONAL COPY?

If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or Internet Notice, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or Internet Notice now, please request the additional copy by contacting your individual broker, trustee or other nominee. If you are a stockholder of record and wish to receive a separate set of the proxy materials or Internet Notice now, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

By Internet: www.proxyvote.com

By telephone: 1‑800‑579‑1639

By e-mail: sendmaterial@proxyvote.com

If you request a separate set of the proxy materials or Internet Notice by e-mail, please be sure to include your control number in the subject line. A separate set of proxy materials or Internet Notice, as applicable, will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate set of proxy materials or Internet Notice, as applicable, in the future, please contact our transfer agent, American Stock Transfer & Trust Company (“AST”) at the following address:

American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: Shareholder Services, or call AST at 1‑800‑937‑5449.

If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials or Internet Notice, as applicable, in the future, please contact Broadridge by phone at (866) 540‑7095, or by writing to them at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

In addition, all stockholders also may write to us at the address below to request a separate set of proxy materials or Internet Notice, as applicable:

Cotiviti Holdings, Inc.

115 Perimeter Center Place, Suite 700

Atlanta, GA 30346

Attn: Secretary

I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED MORE THAN ONE PAPER COPY OF THE PROXY MATERIALS OR INTERNET NOTICE. HOW DO WE OBTAIN A SINGLE COPY IN THE FUTURE?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact our transfer agent, AST, at the following address: American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: Shareholder Services, or call AST at 1‑800‑937‑5449.

Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge by phone at (866) 540‑7095, or by writing to them at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

HOW CAN I ATTEND THE ANNUAL MEETING?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a Cotiviti Holdings, Inc. stockholder or joint holder as of the close of business on March 31, 2017, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COTV. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16‑digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

WHY A VIRTUAL MEETING?

We are excited to embrace technology for our Annual Meeting that will provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting also will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. We believe that the virtual meeting is aligned with our vision and values as an analytics-driven technology services company.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COTV. You also will be able to vote your shares electronically at the Annual Meeting.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call:

1‑855‑449‑0991 (Toll free – US and Canada)

1‑720‑378‑5962 (Toll line – International)

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy for this purpose, may adjourn the Annual Meeting.

HOW DO I VOTE?

Even if you plan to participate in the Annual Meeting online, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. There are three ways to vote by proxy:

VIA THE INTERNET

Stockholders who have received an Internet Notice by mail may submit proxies over the Internet by following the instructions on the Internet Notice. Stockholders who have received an Internet Notice by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

BY TELEPHONE

Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling
1‑800‑690‑6903 and following the instructions. Stockholders of record who have received an Internet Notice by mail must have the control number that appears on their Internet Notice available when voting. Stockholders of record who received an Internet Notice by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or other nominee. Those stockholders should check the voting instruction card for telephone voting availability.

BY MAIL

Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 24, 2017.

You can also vote electronically at the Annual Meeting. You will need the 16‑digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Secretary at our offices at Cotiviti Holdings, Inc., 115 Perimeter Center Place, Suite 700, Atlanta, GA 30346, prior to your shares being voted; or (3) participating in the Annual Meeting and voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.

For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the Annual Meeting and electronically voting your shares during the Annual Meeting.

WHAT IS THE DEADLINE FOR VOTING MY SHARES?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the Annual Meeting.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

IS MY VOTE CONFIDENTIAL?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and voting on the proposal.	Abstentions will have no effect on this proposal. Brokers have discretion to vote on this proposal.

Proposal 3: Approval of our Employee Stock Purchase Plans	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy and voting on the proposal.	Abstentions and broker non-votes will have no effect on this proposal.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding the approval of our Employee Stock Purchase Plans and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum, however votes withheld and abstentions will otherwise have no effect on the proposals.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of an equity compensation plan (such as our Employee Stock Purchase Plans) and the election of directors. Broker non-votes count for purposes of determining whether a quorum is present. However, on the proposals regarding the election of directors and the approval of our Employee Stock Purchase Plans, broker non-votes will have no effect on the proposal because they are not “entitled to vote” on those matters.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8‑K, which we will file with the SEC shortly after the Annual Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, two Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2020 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the Annual Meeting; Class II, whose term will expire at the 2018 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2019 Annual Meeting of Stockholders.

We currently have eleven directors on our Board, four of whom are Class I directors: Mala Anand, J. Lawrence Connolly, Douglas A. Present and Ruben J. King-Shaw, Jr. The current Class II Directors are Elizabeth Connolly Alexander, James Parisi, Christopher Pike and David Swift, and the current Class III Directors are Kenneth R. Goulet, John Maldonado and J. Douglas Williams. Two of our current Class I directors, Ms. Anand and Mr. King-Shaw, are nominated for election to our Board as Class I directors at the Annual Meeting. The other two of our current Class I directors, Mr. Connolly and Mr. Present, will not stand for re-election to our Board. Accordingly, following the Annual Meeting, we will have nine directors on our Board. After the Annual Meeting, our Board will have two vacancies, which our Board expects to fill in due course.

As indicated in our Amended and Restated Certificate of Incorporation, our Board consists of such number of directors as determined from time to time by resolution adopted by a majority of Board then in office. Any vacancies in the Board and any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Advent International Corporation (“Advent”) controls a majority of the voting power of our Common Stock, it controls the election of our directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy to elect as Class I directors the persons whose names and biographies appear below as nominees to the Board. All of the persons whose names and biographies appear below are currently serving as our directors. If any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I director nominees.

NOMINEES FOR CLASS I DIRECTOR (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election as Class I Directors are as follows:

Name	Age	Served as Director Since	Positions with Company
Mala Anand	49	2016	Director
Ruben Jose King-Shaw, Jr.	55	2016	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director currently serving and nominated for election as a Class I director at the Annual Meeting are as follows:

MALA ANAND

Ms. Anand has served as a director since December 2016. Ms. Anand has served as President of Analytics at SAP SE since October 2016. Prior to joining SAP SE, Ms. Anand led the Data & Analytics | Automation Software Platforms for Cisco Systems, Inc. from October 2007 to October 2016. Before this Ms. Anand served as Chief Operating Officer and Senior Vice President for Software Products and Services at Informative. Ms. Anand was also an entrepreneur in residence for Kleiner, Perkins, Caufield and Byers from 2001 to 2003, and has developed software products for CoroSoft Technologies, Inc., Rapt, Inc. (Microsoft Corporation), and Beyond, Inc. Ms. Anand also led enterprise software and go-to-market teams at Oracle Corporation from 1994 to 1998 and Digital Equipment Corporation from 1990 to 1994. Ms. Anand holds a B.S. in Computer Science from the University of Massachusetts and a M.S. in Computer Science from Brown University. We believe that Ms. Anand’s deep experience in software development, analytics and developing technology solutions, along with her leadership experience and entrepreneurial background qualify her to serve as one of our directors.

RUBEN J. KING-SHAW, JR.

Mr. King-Shaw is the Chief Executive Officer of Mansa Equity Partners, Inc. and currently serves on the boards of directors of ODH Solutions, Inc., MedicFP, Inc. and Steward Healthcare System, Inc., each of which is a private company in the healthcare sector. Previously, he served as Managing Partner and Chief Investment Officer at Mansa Capital, LLC, a health care private equity investment firm specializing in early-stage growth companies in the healthcare services and healthcare information technology sectors. In that capacity, Mr. King-Shaw served on the boards of directors of several of Mansa Capital’s portfolio companies. Prior to assuming his position at Mansa Capital in 2011, he served on the board of directors of iHealth Technologies, Inc. before its merger with Connolly Superholdings, Inc. in 2014 (the “Connolly iHealth Merger”) which resulted in the formation of Cotiviti Holdings, Inc. Mr. King-Shaw also was Lead Director at athenahealth (NASDAQ: ATHN) capping 10 years of service that included that company’s successful IPO in 2007. He has extensive experience in the public health sector, having served as a member of the Medicare Program Advisory and Oversight Commission; Senior Advisor to the Secretary of the Department of the Treasury; and Deputy Administrator and Chief Operating Officer of the U.S. Department of Health and Human Services Centers for Medicare and Medicaid Services. Mr. King-Shaw completed his undergraduate studies at Cornell University, earning a Bachelor of Science degree in Industrial and Labor Relations, and obtained both a Master of Health Service Administration and a Master of International Business degree from Florida International University in Miami, Florida and Madrid, Spain. He also completed the Corporate Governance program at the Harvard Business School. We believe that Mr. King-Shaw’s expertise in healthcare policy, regulatory compliance and finance, and his extensive experience serving on public and private boards, qualify him to serve as one of our directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:

CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

		Served as
Name	Age	Director Since	Positions with Company
Elizabeth (Libby) Connolly Alexander	55	2012	Director
James (Jamie) Parisi	52	2015	Director
Christopher Pike	47	2012	Director
David Swift	58	2014	Director (Chairman)

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

ELIZABETH (LIBBY) CONNOLLY ALEXANDER

Ms. Alexander has served as a director since July 2012. Ms. Alexander has held a variety of senior leadership positions since joining us in 1984 and is responsible for establishing Connolly’s healthcare practice in 1998. Prior to the Connolly iHealth Merger, Ms. Alexander most recently served as Chief Executive Officer of Connolly Superholdings, Inc. from January 2013 until May 2014. Ms. Alexander serves on the boards of directors of CT Fund for the Environment, Save the Sound and the Eaglebrook School. She holds a B.A. from Tulane University. We believe that Ms. Alexander’s three decades of institutional knowledge of our Company and extensive knowledge of the recovery audit process qualify her to serve as one of our directors.

JAMES (JAMIE) PARISI

Mr. Parisi has served as a director since May 2015. He most recently served as the Chief Financial Officer of CME Group Inc. from November 2004 to August 2014, prior to which he held positions of increasing responsibility and leadership within CME Group Inc. from 1988, including as Managing Director & Treasurer and Director, Planning & Finance. Mr. Parisi holds a B.S. in Finance from the University of Illinois and an M.B.A. from the University of Chicago. Mr. Parisi also currently serves on the board of directors and regulatory oversight committee of CBOE Futures Exchange LLC and on the board of directors and as audit committee chairman for Pursuant Health Inc. We believe that Mr. Parisi’s financial management experience within the public company framework qualifies him to serve as one of our directors.

CHRISTOPHER PIKE

Mr. Pike has served as a director since July 2012. He is currently a Managing Partner at Advent, having joined the firm in February 1997. Prior to joining Advent, Mr. Pike was a Senior Associate at PricewaterhouseCoopers LLP from 1992 to 1996. Mr. Pike also serves on the board of directors of Genoa, a QoL Healthcare Company, and ATI Holdings, Inc. He previously served on the boards of directors of GFI Group Inc., Long Term Care Group, Vantiv, Inc., Managed Healthcare Associates and several other public and private companies. Mr. Pike received a B.A. in Economics and Spanish from Amherst College. We believe that Mr. Pike’s experience at Advent and as a director of numerous private and public companies provides insight that is beneficial to the Board.

DAVID SWIFT

Mr. Swift has served as Chairman of our Board since joining the Board in November 2014. Mr. Swift has served as an Executive Business Partner at Advent since August 2014. Mr. Swift was President and Chief Executive Officer of Goodman Manufacturing from April 2008 to April 2014. Prior to this, Mr. Swift served in a variety of senior leadership roles at Whirlpool Corporation, most recently as President (North America) of Whirlpool Corporation from December 2005 to July 2007. Before joining Whirlpool in October 2001, Mr. Swift served as the President of Eastman Kodak Company’s Professional Group, prior to which he served as the Chairman and President of Kodak’s Greater Asian Region based in Shanghai, China for more than four years. Mr. Swift is a member of the board of directors of Dawn Holdings, Inc. and ATI Holdings, Inc., and is a member of the Board of Overseers of the Thayer School of Engineering at Dartmouth College. He previously served as a member of the boards of directors of Daikin Industries, Limited, Goodman Manufacturing and Whirlpool Corporation. He holds a B.A. in Physics and Mathematics from Amherst College, a Master’s degree in Engineering from Dartmouth College and an M.B.A. from Harvard Business School. We believe that Mr. Swift’s investment and management expertise and his experience serving on public and private boards qualify him to serve as one of our directors.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class III directors are as follows:

		Served as
Name	Age	Director Since	Positions with Company
Kenneth R. Goulet	57	2015	Director
John Maldonado	41	2012	Director
J. Douglas Williams	55	2014	Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

KENNETH GOULET

Mr. Goulet has served as a director since December 2015. He most recently served as the Executive Vice President of Anthem Inc. and President of Anthem Inc.’s Commercial and Specialty Business Division from August 2012 to September 2015, prior to which he served as President of Anthem Inc.’s Commercial Business Unit from October 2007 to August 2012. Before joining Anthem Inc., Mr. Goulet spent 23 years at CIGNA Corporation where he held a number of management, sales and operations positions. Mr. Goulet currently serves on the boards of directors of Sharecare, Empirx and IPG (each a privately held company in the healthcare industry), and previously served on the board of directors of Surgical Care Affiliates, Inc. from April 2016 to March 1, 2017, when it was sold (Surgical Care Affiliates, Inc. was a public company in the healthcare industry at the time of Mr. Goulet’s service). Mr. Goulet holds a B.S. in Economics from Trinity College. We believe Mr. Goulet’s broad management expertise and in-depth knowledge of the healthcare sector qualifies him to serve as one of our directors.

JOHN MALDONADO

Mr. Maldonado has served as a director since July 2012. Mr. Maldonado is a Managing Partner of Advent, focusing on investments in the healthcare, financial and business services sectors. Prior to joining Advent in 2006, his previous private equity experience included positions at both Bain Capital and Parthenon Capital. Mr. Maldonado currently serves on the board of directors of Genoa, a QoL Healthcare Company, inVentiv Group Holdings, Inc. and ATI Holdings, Inc. and has previously served on the boards of directors of Vantiv, Inc., SkillSoft Corp., American Radiology Services, and Managed Healthcare Associates. He holds a B.A. in Mathematics from Dartmouth College and an M.B.A. from Harvard Business School. We believe that Mr. Maldonado’s experience at Advent and as a director of public and private companies provides insight that is beneficial to the Board.

J. DOUGLAS (DOUG) WILLIAMS

Mr. Williams is our Chief Executive Officer, a position he has held since May 2014. He has served as a member of our Board since May 2014. Prior to the Connolly iHealth Merger, Mr. Williams served as President and Chief Executive Officer of iHealth Technologies, Inc. since its inception in May 2001. Prior to his position with iHealth Technologies, Mr. Williams served as Chief Executive Officer of Magellan Specialty Health from April 2000 to May 2001. Mr. Williams has also served in various executive and managerial roles with Vivra Specialty Partners and CIGNA Healthcare. Mr. Williams holds a B.S. in Business Administration from Appalachian State University. We believe that Mr. Williams’ extensive leadership experience, institutional knowledge of our Company and broad familiarity with the payment accuracy market qualify him to serve as one of our directors.

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING:

The following are current Class I members of the Board of Directors and are not nominated for re-election to the Board of Directors at the Annual Meeting. Their terms will expire immediately following the Annual Meeting and they will no longer be members of the Board of Directors.

		Served as
Name	Age	Director Since	Positions with Company
J. Lawrence (Larry) Connolly	61	2012	Director
Douglas Present	53	2012	Director

J. LAWRENCE (LARRY) CONNOLLY

Mr. Connolly has served as a director since July 2012. Mr. Connolly has held a variety of senior leadership positions with us since 1982, most recently as Chief Executive Officer of Connolly Superholdings, Inc. from 1991 until his retirement in January 2013. Mr. Connolly currently serves as President of the Connolly Family Foundation and is Chairman of the Georgia Prevention Project. He is also a trustee of Washington and Lee University, where he received a B.A. in History. Mr. Connolly also holds an M.B.A. from the A.B. Freeman School of Business at Tulane University. We believe that Mr. Connolly’s three decades of institutional knowledge of our Company and his broad management experience qualify him to serve as one of our directors.

DOUGLAS A. PRESENT

Mr. Present has served as a director since October 2012. He most recently served as Chief Executive Officer of Managed Health Care Associates, Inc. from November 2001 to May 2013. Prior to this he was a Senior Vice President at Medsite, Inc., which was subsequently acquired by WebMD, Inc. Mr. Present is Chairman of the board of directors of Genoa, a QoL Health Care Company. He also serves as Chairman of the board of directors of Golden State Medical Supply. Mr. Present has a faculty appointment at the Wharton Business School, where he teaches a class on healthcare services. He also serves on the Advisory Board of the Whitman School of Business at Syracuse University. Mr. Present holds a B.S. in Marketing from Syracuse University and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania. We believe that Mr. Present’s management expertise and broad experience in the healthcare industry qualify him to serve as one of our directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and we have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of KPMG LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from stockholders.

If the appointment of KPMG LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the year ending December 31, 2017. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and voting thereon. Abstentions will have no effect with respect to this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of KPMG LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm.

PROPOSAL 3: APPROVAL OF EMPLOYEE STOCK PURCHASE PLANS

We are asking our stockholders to approve the adoption of our Employee Stock Purchase Plan for US Employees (the “US ESPP”) and our Employee Stock Purchase Plan for Non-US Employees (the “Non-US ESPP” and together with the US ESPP, the “Plans” and each a “Plan”). The Plans were adopted by our Board of Directors on May 10, 2016, subject to stockholder approval at our first annual meeting following adoption by the Board.

The Plans enable eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase Common Stock and thereby acquire an ownership interest in the Company. The US ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Non-US ESPP is not intended to qualify under Section 423 of the Internal Revenue Code.

The maximum aggregate number of shares of Common Stock that may be purchased under the Plans will be 1,260,000 in 2017, subject to automatic annual increase on the first day of each fiscal year beginning January 1, 2018, as further described below. This represents 1.4% of the total number of shares of our Common Stock outstanding as of March 31, 2017. In establishing the number of shares of Common Stock that may be purchased under the Plans, our Board of Directors considered the potential dilutive impact to stockholders, the projected participation rate over the term of the Plans and equity plan guidelines established by certain proxy advisory firms.

The following summary of the Plans is qualified in its entirety by reference to the full text of the Plans which is set forth in Appendix A (US ESPP) and Appendix B (Non-US ESPP). The summary applies to both the US ESPP and the Non-US ESPP except as otherwise described below.

SUMMARY OF THE PLANS

Administration.  The Plans are administered by the Compensation Committee or such other committee of the Board of Directors or the Board of Directors as a whole, in each case as determined by the Board of Directors (the “Committee”). Currently, the Board of Directors has designated the Compensation Committee to act as the Committee under the Plans. The Committee has the authority to construe and interpret the Plans; to prescribe, amend and rescind rules relating to the Plans’ administration; and to take any other actions necessary or desirable for the administration of the Plans including, without limitation, adopting sub-plans applicable to particular subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Internal Revenue Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plans. The decisions of the Committee are final and binding.

Shares Subject to the Plan.  For 2017, the maximum aggregate number of shares of Common Stock that may be issued under the Plans is 1,260,000, comprised of 1,200,000 shares under the US ESPP and 60,000 shares under the Non‑US ESPP, subject to adjustment as described below. The Plans provide for automatic annual increases in the shares available under the Plans on the first day of each fiscal year beginning January 1, 2018, (a) with respect to the US ESPP, equal to the least of: (i) 1.5% of our then-current total outstanding shares of Common Stock, (ii) 1,200,000 shares and (iii) such number of shares as may be determined by the Committee no later than the final day of the immediately preceding fiscal year; and (b) with respect to the Non-US ESPP, equal to the least of: (i)  0.075% of our then-current total outstanding shares of Common Stock, (ii) 60,000 shares and (iii) such number of shares as may be determined by the Committee no later than the final day of the immediately preceding fiscal year.

In the event of any change in our outstanding Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plans, the Committee will adjust the number and kind of shares of stock that may be granted or delivered under the Plans and the purchase price per share in a manner that complies with Section 423 of the Internal Revenue Code.

Eligibility. Participation in the Plans is limited to employees of the Company and any of its participating subsidiaries (a) who have been employed for at least 90 days, (b) who customarily work 20 hours or more per week, (c) whose customary employment is for more than five months per calendar year and (d) who satisfy the procedural enrollment and other requirements set forth in the Plans. The Committee has the discretion to exclude highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code) from participation in the Plans. Under the Plans, participating subsidiaries include any subsidiary (within the meaning of Section 424(f) of the Internal Revenue Code) of the Company that has been designated by the Committee as eligible to participate in the US ESPP or the Non-US ESPP.

As of March 31, 2017, approximately 3,000 employees would be eligible to participate in the Plans, including certain of our executive officers.

Offering Periods. The Plans allow eligible employees to purchase Common Stock for separate six-month offering periods, commencing on January 1 and July 1 of each year. The first offering period under the Plans commenced on January 1, 2017, and will end on June 30, 2017. The Committee may change the commencement date, the ending date and the duration of the offering periods (subject to a maximum offering period of 27 months). If the Plans are not approved by stockholders at the Annual Meeting, the Plans will be terminated on or before the end of the first offering period, any accumulated payroll deductions will be returned to the applicable participants, and no shares will be sold under the Plans.

Method of Participation. Shares of Common Stock will be purchased under the Plans on the last trading day of each offering period (a “purchase date”) using accumulated payroll deductions, unless the Committee provides otherwise with respect to the employees of a participating subsidiary in a manner consistent with Section 423 of the Internal Revenue Code. In order to participate in the Plans, an eligible employee must complete and submit to the Company an enrollment form including a payroll deduction authorization in accordance with procedures prescribed by the Committee. Participation in the Plans is entirely voluntary.

Participation will be effective as of the first day of an offering period. Participants may elect payroll deductions in an amount equal to 1% up to 10% of the participant’s total eligible compensation per payroll period within an offering period up to a maximum of $5,000 per offering period and $10,000 per year. Eligible compensation includes base salary and wages, overtime pay and cash incentive compensation (such as cash bonuses). During an offering period, a participant may not change the rate of his or her payroll deductions applicable to that offering period. A participant may decrease (including cancelling) or increase his or her rate of payroll deductions for future offering periods by submitting a new enrollment form authorizing the new rate of payroll deductions at least 30 days before the start of the next offering period.

Grant and Exercise of Option to Purchase. On the first trading day of each offering period, each participant in that offering period will be granted an option to purchase, on the purchase date, a number of shares of Common Stock determined by dividing the participant’s accumulated payroll deductions by the applicable purchase price; provided, however, that in no event shall any participant purchase more than 1,000 shares of Common Stock per offering period.

The number of shares of Common Stock which a participant may purchase may be reduced if the offering is over-subscribed or if the total number of shares of Common Stock purchased by all participants in such offering would exceed the total number of shares of Common Stock remaining available under the applicable Plan. If the Committee determines that, on a particular purchase date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the applicable Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

In addition, no participant will be granted an option under a Plan if (i) immediately after the grant of the option, such employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Internal Revenue Code) would own capital stock of the Company and/or hold outstanding options to purchase stock, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Internal Revenue Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

Purchase Price. The purchase price per share of our Common Stock applicable to purchases during each offering period under the Plans will be 90% (or such greater percentage as the Committee may designate) of the fair market value per share on the purchase date but in no event less than par value.

Withdrawal. A participant may withdraw from any offering by submitting to the Company a revised enrollment form indicating his or her election to withdraw at least 30 days before the end of the offering period. Accumulated payroll deductions held on behalf of the withdrawing participant that have not been used to purchase shares of Common Stock shall be paid to the participant promptly following receipt of the enrollment form indicating his or her election to withdraw and the participant’s option shall be automatically terminated. If a participant withdraws from an offering period, no payroll deductions will be made during any succeeding offering period, unless the participant re-enrolls.

Termination of Eligibility. Upon the termination of a participant’s employment with the Company or a subsidiary, or in the event the participant otherwise ceases to qualify as an eligible employee, the participant will be deemed to have withdrawn from the Plan and any accumulated payroll deductions that have not been used to purchase shares of Common Stock shall be returned to the participant and the participant’s option shall be automatically terminated.

Stockholder Rights. No participant will have any stockholder rights with respect to the Common Stock covered by his or her option until the shares purchased on the participant’s behalf are actually transferred to the participant’s account.

Transferability. Payroll deductions credited to a participant, rights with respect to the exercise of an option, or any rights to receive Common Stock under the Plans may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution and in accordance with a designation of a beneficiary provided by the participant prior to the participant’s death.

Amendment and Termination of the ESPP. The Committee may, in its sole discretion, amend, suspend or terminate either or both Plans at any time and for any reason. If a Plan is terminated, the Committee may elect to terminate all outstanding offering periods either immediately or once shares of Common Stock have been purchased on the next purchase date (which may, in the discretion of the Committee, be accelerated) or permit offering periods to expire in accordance with their terms (and subject to any adjustment in accordance with the applicable Plan). If any offering period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to participants.

Effective Date and Term. The Plan became effective upon adoption by the Board of Directors on May 10, 2016, subject to stockholder approval at our first annual meeting following adoption by the Board, and, unless terminated earlier, shall have a term of ten years.

Change of Control. Unless otherwise determined by the Committee, in the event of a “change of control” as defined in the Plans, the Plans shall be terminated and any payroll deductions that have not been used to purchase shares of Common Stock shall be returned to the applicable participants.

New Plan Benefits. Benefits and purchases of our Common Stock under the Plans depend on elections made by employees and the fair market value of our Common Stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by eligible executive officers and other employees in the future under the Plans. As described above, no employee may purchase shares under the Plans in excess of $25,000 in fair market value in any calendar year.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLANS

The following is a summary of certain material U.S. federal income tax consequences associated with the grant and exercise of purchase rights under the Plans under current federal tax laws and certain other tax considerations associated with purchase rights under the Plans. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

The US ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of Common Stock purchased under the US ESPP (the “ESPP Shares”). Upon such sale or disposition, the employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the ESPP Shares.

If the ESPP Shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which they were purchased, or upon the employee’s death while owning the ESPP Shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to 10% of the fair market value of the ESPP Shares on the first day of the offering period (or such other percentage equal to the applicable purchase price discount), and (ii) the excess of the sale price of the ESPP Shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP Shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the ESPP Shares.

If the ESPP Shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the ESPP Shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the ESPP Shares on the date the ESPP Shares were purchased over the sale price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the ESPP Shares.

We are not entitled to a U.S. corporate income tax deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of ESPP Shares prior to the expiration of the holding periods described above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information relating to the number of shares of Common Stock authorized for issuance under our equity compensation plans as of December 31, 2016:

			Number of securities
	Securities to be issued	Weighted average	remaining available
	upon exercise of	exercise price of	for future issuance
	outstanding options,	outstanding options,	under equity
December 31, 2016	warrants and rights	warrants and rights	compensation plans
Equity compensation plans
Approved by shareholders	6,064,667	$10	5,277,451
Not approved by shareholders(1)	—	$—	1,260,000

(1)	Reflects 1,260,000 shares of Common Stock available for future issuance under the Plans as of December 31, 2016.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and voting thereon. Abstentions will have no effect with respect to this proposal. Because brokers do not have discretionary authority to vote on the approval of the ESPP, “broker non-votes” will not affect the voting results for this proposal under the rules of the New York Stock Exchange (“NYSE”).

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Approval of the Employee Stock Purchase Plans.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2016, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Company’s Annual Report on Form 10‑K for the year ended December 31, 2016.

James Parisi (Chairman)
Mala Anand
Christopher Pike
Ruben Jose King-Shaw, Jr.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2016	Fiscal 2015
Audit Fees	$1,597,604	$1,600,775
Audit-Related Fees	177,244	—
Tax Fees	225,651	—
All Other Fees	1,798	—
Total Fees	$2,002,297	$1,600,775

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10‑Q and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning and tax advice.

ALL OTHER FEES

All other fees were paid for an online technical research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee’s charter provides that the Audit Committee must consider and, in its discretion, pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm. The Audit Committee may delegate authority to one or more subcommittees of the Audit Committee consistent with law and applicable rules and regulations of the SEC and the NYSE.

For the year ended December 31, 2016, all fees of KPMG LLP were reviewed and pre-approved by the Audit Committee.

CORPORATE GOVERNANCE

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investor Relations” page of our website located at http://investors.cotiviti.com, or by writing to our Secretary at our offices at Cotiviti Holdings, Inc., 115 Perimeter Center Place, Suite 700, Atlanta, GA 30346.

Code of Business Conduct and Ethics.  We have a Code of Business Conduct and Ethics that applies to our Board, officers, employees, agents, consultants and representatives. A copy of the code is available in the “Corporate Governance” section of the “Investor Relations” page of our website located at http://investors.cotiviti.com. Any amendments to or waivers from our code for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, will be disclosed on our Internet website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines.  Our Board has adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including: the duties and responsibilities of the Board; director independence; Board leadership structure; executive sessions; CEO evaluations; management development and succession planning; director nomination, qualification and election; director orientation and continuing education; Board agenda, materials, information and presentations; director access to company employees and independent advisers; Board communication with stockholders and others; director compensation; and annual board and committee performance evaluations. A copy of our Corporate Governance Guidelines is posted in the “Corporate Governance” section of the “Investor Relations” page of our website located at http://investors.cotiviti.com.

BOARD COMPOSITION

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of 11 members: Mala Anand, Elizabeth Connolly Alexander, J. Lawrence Connolly, Kenneth R. Goulet, Ruben J. King-Shaw, Jr., John Maldonado, James Parisi, Christopher Pike, Douglas A. Present, David Swift and J. Douglas Williams. Following the Annual Meeting, we expect that the Board will consist of nine members and will have two vacancies, as Mr. Connolly and Mr. Present will no longer be members of the Board immediately following the Annual Meeting. As indicated in our Amended and Restated Certificate of Incorporation, our Board consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole director if only one director then remains in office.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Advent controls a majority of the voting power of our Common Stock, it controls the election of our Directors.

SHAREHOLDERS AGREEMENT

In connection with the initial public offering of our Common Stock, completed on May 26, 2016 (our “IPO”), the affiliates of Advent which own our Common Stock, the Company and certain stockholders of the Company entered into a Second Amended and Restated Stockholders Agreement (the “Stockholders Agreement”). The Stockholders Agreement provides for (i) demand registration rights for Advent, subject to a cap of two requests in any 12 month period; (ii) piggy-back registration rights for stockholders holding at least $500,000 worth of shares, subject to a pro rata reduction if the total amount of shares requested to be included exceeds the amount of securities which in the opinion of the underwriters can be sold; and (iii) shelf registration rights for stockholders holding at least $500,000 worth of shares, subject to a required anticipated aggregate offering price, net of selling expenses, of $5.0 million, subject to a cap of two requests for shelf registrations, for all such holders in the aggregate, in any 12 month period; provided that any such holders that are capable of selling all of their registrable securities pursuant to Rule 144 under the United States Securities Act of 1933, as amended (the “Securities Act”) in a single transaction without timing or volume limitations will not have piggyback registration rights. We will be responsible for fees and expenses in connection with the registration rights, other than underwriters’ discounts and brokers’ commissions, if any, relating to any such registration and offering.

DIRECTOR INDEPENDENCE AND CONTROLLED COMPANY EXEMPTION

Advent beneficially owns Common Stock representing more than 50% of the voting power of our Common Stock eligible to vote in the election of directors. As a result, we qualify as a “controlled company” and avail ourselves of certain “controlled company” exemptions under the corporate governance rules of the NYSE. As a controlled company, we are not required to have a majority of “independent directors” on our Board of Directors as defined under the rules of the NYSE, or have a compensation committee and a nominating and corporate governance committee composed entirely of independent directors. Accordingly, our Compensation Committee and Nominating and Corporate Governance Committee are not composed entirely of independent directors.

Even though we qualify as a controlled company, we have a majority of independent directors serving on our Board of Directors. Our Board has affirmatively determined that Ms. Anand and Messrs. Goulet, King-Shaw, Parisi, Pike, Present and Swift are independent directors under the applicable rules of the NYSE. In evaluating and determining the independence of the directors, the Board considered that the Company may have certain relationships with its directors. Specifically, the Board considered that Messrs. Swift and Pike are affiliated with Advent, which owns approximately 55.2% of our outstanding Common Stock as of March 31, 2017, the Record Date. The Board determined that this relationship does not impair their independence from us and our management.

We are not required to maintain compliance with the NYSE’s director independence requirements and may choose to change our Board or committee composition or other arrangements in the future to manage our corporate governance in accordance with the controlled company exemption. If we cease to be a controlled company, we will be required to comply with the NYSE’s corporate governance requirements applicable to listed companies, subject to a permitted “phase-in” period.

The “controlled company” exemption does not modify the independence requirements for the Audit Committee. The NYSE and the SEC rules require that our Audit Committee be composed of at least three members, subject to certain permitted phase-in rules for newly public companies. We are currently in compliance with these “phase-in” provisions, with three of the four members of our Audit Committee satisfying applicable independence requirements and we intend for all members of the Audit Committee to meet the required independence standards within one year of our IPO.

DIRECTOR CANDIDATES

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board.

Invitations to serve as a nominee are extended by the Board itself via the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee.

To facilitate the search process for director candidates, the Board and the Nominating and Corporate Governance Committee may consult with our directors and executives and outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee screens candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the criteria approved by the Board for election as director.

In 2016, the Nominating and Corporate Governance Committee retained Heidrick & Struggles International, Inc. (“Heidrick & Struggles”), an independent third-party executive search firm, to conduct a director search. Heidrick & Struggles identified candidates and provided background information and assessments of qualifications on potential candidates, including Ms. Anand and Mr. King-Shaw. The Nominating and Corporate Governance Committee then reviewed the results of Heidrick & Struggles’ evaluation and screening, discussed potential nominees, and recommended the nomination of Ms. Anand and Mr. King-Shaw to the Board of Directors. The Board of Directors met, discussed, and approved the Nominating and Corporate Governance Committee’s recommendations.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at: Cotiviti Holdings, Inc., 115 Perimeter Center Place, Suite 700, Atlanta, GA 30346, Attn: General Counsel and Secretary.

COMMUNICATIONS WITH STOCKHOLDERS

Stockholders who would like to communicate with, or otherwise make his or her concerns known directly to the Chairman of the Board, the chairperson of any of the Nominating and Corporate Governance, Audit and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to Cotiviti Holdings, Inc., 115 Perimeter Center Place, Suite 700, Atlanta, GA 30346, Attn: Chairman of the Board, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. Swift serving as Chairman of the Board and Mr. Williams as a Board member and Chief Executive Officer. We believe that we, like many U.S. companies, are well served by a flexible leadership structure. Our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Board is responsible for overseeing our risk management process. In fulfilling this responsibility, our Board considers our general risk management strategy, assesses the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were five meetings of the Board during the year ended December 31, 2016. During the year ended December 31, 2016, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

All directors are encouraged to attend our annual meetings of stockholders. We anticipate that all of the members of our Board will attend the Annual Meeting.

EXECUTIVE SESSIONS

The non-management directors meet regularly without members of management present in executive session. If any of the non-management directors do not qualify as an “independent director” as set forth in our Corporate Governance Guidelines, at least once a year an additional executive session is held, attended only by independent directors. Mr. Swift, as Chairman of the Board, presides over the regularly scheduled executive sessions at which he is present.

COMMITTEES OF THE BOARD

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter approved by our Board. Each committee has the composition and primary responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our Board. The charter of each committee is available on our website.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Governance
Elizabeth Connolly Alexander
Mala Anand(1)	X
J. Lawrence Connolly(2)
Kenneth Goulet(1)		Chair	Chair
Ruben Jose King-Shaw, Jr.(1)	X
John Maldonado		X	X
James Parisi(1)	Chair
Christopher Pike(1)	X
Douglas Present(1,2)		X
David Swift(1)		X	X
J. Douglas Williams

(1)	Independent director.
(2)	Director’s term expires at the Annual Meeting and director will not be standing for re-election.

AUDIT COMMITTEE

The primary purposes of our Audit Committee are to assist the Board’s oversight of:

•	audits of our financial statements;
•	the integrity of our financial statements;
•	our process relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures;
•	the qualifications, engagement, compensation, independence and performance of our independent auditor; and
•	the performance of our internal audit function.

Our Audit Committee is currently composed of Ms. Anand and Messrs. Parisi, Pike and King-Shaw. Mr. Parisi serves as chair of the Audit Committee. Messrs. Parisi, Pike and King-Shaw each qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. Our Board has affirmatively determined that Ms. Anand and Messrs. Parisi and King-Shaw meet the definition of an “independent director” for the purposes of serving on the Audit Committee under applicable NYSE rules and Rule 10A‑3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). In accordance with the NYSE and the SEC rules, we intend for all members of the Audit Committee to meet the required independence standards within one year of our IPO. In connection therewith, Mr. Pike will step down from the Audit Committee by the one-year anniversary of our IPO. The Audit Committee is governed by a charter that complies with the rules of the NYSE.

The Audit Committee met nine times during the year ended December 31, 2016.

COMPENSATION COMMITTEE

The primary purposes of our Compensation Committee are to assist the Board in overseeing our management compensation policies and practices, including:

•	determining and approving the compensation of our executive officers; and
•	reviewing and approving incentive compensation and equity compensation policies and programs.

Our Compensation Committee is currently composed of Messrs. Goulet, Maldonado, Swift and Present. Mr. Goulet serves as chair of the Compensation Committee. The Compensation Committee is governed by a charter that complies with the rules of the NYSE. Messrs. Goulet and Present, each of whom qualifies as a "non-employee director" under Rule 16b‑3 of the Exchange Act, comprise a subcommittee of our Compensation Committee for the purpose of reviewing and approving equity awards to our directors and executive officers made pursuant to our 2012 Equity Incentive Plan and our 2016 Equity Incentive Plan.

The Compensation Committee met five times during the year ended December 31, 2016.

Role of the Compensation Consultant. The Compensation Committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The Compensation Committee has retained Aon Hewitt as its independent compensation advisor. Aon Hewitt provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives. During 2016, Aon Hewitt regularly participated in Compensation Committee meetings and advised the Compensation Committee with respect to compensation trends and best practices, incentive plan design including our Employee Stock Purchase Plans, competitive pay levels and individual pay decisions with respect to our named executive officers and other executive officers.

While Aon Hewitt regularly consults with management in performing work requested by the Compensation Committee, they did not perform any separate additional services for management. The Compensation Committee has assessed the independence of Aon Hewitt pursuant to applicable SEC and NYSE rules and concluded that no conflict of interests exists.

Role of the Chief Executive Officer. Within the framework of the compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer considers each other executive officer’s performance and makes a recommendation to the Compensation Committee on base salary, annual bonus and equity awards for each named executive officer other than himself. The Chief Executive Officer participates in Compensation Committee meetings at the Compensation Committee’s request to provide background information regarding the Company’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The Compensation Committee utilizes the information provided by the Chief Executive Officer along with input from Aon Hewitt, the compensation consultant retained by the Compensation Committee,  and the knowledge and experience of the Compensation Committee’s members in making compensation decisions. Executive officers do not propose or seek approval for their own compensation. The chair of the Compensation Committee, with input from the Chairman of the Board of Directors, recommends the Chief Executive Officer’s compensation to the Compensation Committee in an executive session not attended by the Chief Executive Officer.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The primary purposes of our Nominating and Corporate Governance Committee are to:

•	make recommendations to the Board regarding nomination of individuals as members of the Board and its committees;
•	assist the Board with identifying individuals qualified to become Board members; and
•	determine corporate governance practices and related matters.

Our Nominating and Corporate Governance Committee is currently composed of Messrs. Goulet, Maldonado and Swift. Mr. Goulet serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the NYSE.

The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information as of March 31, 2017, regarding the beneficial ownership of our Common Stock by:

•	each person or group who is known by us to own beneficially more than 5% of our Common Stock;
•	each member of our Board and each of our named executive officers identified in our Annual Report on Form 10‑K for the year ended December 31, 2016; and
•	all members of our Board and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 91,838,470 shares of Common Stock outstanding as of March 31, 2017 (the Record Date). Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 31, 2017, and shares of Common Stock underlying restricted stock units subject to vesting within 60 days of March 31, 2017, are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of capital stock held by them. Unless otherwise indicated, the address for each holder listed below is c/o Cotiviti Holdings, Inc., 115 Perimeter Center Place, Suite 700, Atlanta, GA 30346.

	Shares of common stock beneficially owned
Name and address of beneficial owner	Number of shares	Percentage of shares
5% stockholders:
Funds managed by Advent International Corporation(1)	50,691,350	55.2%
J. Lawrence Connolly(2)	6,118,151	6.7%
Named executive officers and directors
Elizabeth Connolly Alexander(3)	4,064,818	4.4%
J. Douglas Williams(4)	3,795,512	4.1%
Steve Senneff(5)	292,799	*
David Beaulieu(6)	246,117	*
David Swift(7)	—	*
Mala Anand(8)	1,938	*
Kenneth Goulet(9)	19,670	*
Ruben Jose King-Shaw, Jr.(10)	3,689	*
John Maldonado(11)	—	*
James Parisi(12)	24,670	*
Christopher Pike(13)	—	*
Douglas Present(14)	71,851	*
All Board members and executive officers as a group (15 persons)	14,810,100	15.8%

*Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)

Includes: (a) 21,750,944 shares indirectly owned by Advent International GPE VI Limited Partnership, (b) 15,242,022 shares indirectly owned by Advent International GPE VI-A Limited Partnership, (c) 1,103,351 shares indirectly owned by Advent International GPE VI-B Limited Partnership, (d) 1,123,367 shares directly owned by Advent International GPE VI-C Limited Partnership, (e) 1,071,561 shares directly owned by Advent International GPE VI-D Limited Partnership, (f) 2,710,467 shares directly owned by Advent International GPE VI-E Limited Partnership, (g) 4,096,482 shares indirectly owned by Advent International GPE VI-F Limited Partnership, (h) 2,580,608 shares indirectly owned by Advent International GPE VI-G Limited Partnership, (i) 797,009 shares directly owned by Advent Partners GPE VI 2008 Limited Partnership, (j) 24,178 shares directly owned by Advent Partners GPE VI 2009 Limited Partnership, (k) 57,022 shares directly owned by Advent Partners GPE VI 2010 Limited Partnership, (l) 63,327 shares directly owned by Advent Partners GPE VI-A 2010 Limited Partnership and (m) 71,012 shares directly owned by Advent Partners GPE VI-A Limited Partnership. Advent-Cotiviti Acquisition Limited Partnership directly owns 21,750,944 shares and Advent-Cotiviti Acquisition II Limited Partnership directly owns 23,022,463 shares. The general partner of Advent-Cotiviti Acquisition Limited Partnership and Advent-Cotiviti Acquisition II Limited Partnership is Advent-Cotiviti GP Corporation. Advent International GPE VI Limited Partnership, Advent International GPE VI-A Limited Partnership, Advent International GPE VI-B Limited Partnership, Advent International GPE VI-F Limited Partnership and Advent International GPE VI-G Limited Partnership (together, the “Cayman Advent Funds”) collectively own 100% of Advent-Cotiviti GP Corporation, in pro rata proportion to the number of shares disclosed as beneficially owned by the Cayman Advent Funds above. Advent

International GPE VI Limited Partnership owns 100% of the limited partnership interests in Advent-Cotiviti Acquisition Limited Partnership, and the other Cayman Advent Funds collectively own 100% of the limited partnership interests in Advent-Cotiviti Acquisition II Limited Partnership in pro rata proportion to the number of shares disclosed as beneficially owned by such other funds above.

Advent is the manager of Advent International LLC, which is the general partner of: GPE VI GP Limited Partnership; GPE VI GP (Delaware) Limited Partnership; Advent Partners GPE VI 2008 Limited Partnership; Advent Partners GPE VI 2009 Limited Partnership; Advent Partners GPE VI 2010 Limited Partnership; Advent Partners GPE VI-A Limited Partnership and Advent Partners GPE VI-A 2010 Limited Partnership. GPE VI GP Limited Partnership is the general partner of the Cayman Advent Funds. GPE VI GP (Delaware) Limited Partnership is the general partner of: Advent International GPE VI-C Limited Partnership; Advent International GPE VI-D Limited Partnership and Advent International GPE VI-E Limited Partnership. Advent exercises voting and investment power over the shares held by the Cayman Advent Funds and may be deemed to have beneficial ownership of all of these shares. With respect to the shares held by the Advent Funds, a number of individuals currently composed of David M. McKenna, David M. Mussafer and Steven M. Tadler, none of whom have individual voting or investment power, exercise voting and investment power over the shares beneficially owned by Advent. The address of Advent International Corporation and each of the Cayman Advent Funds and other entities listed above is c/o Advent International Corporation, 75 State Street, Floor 29, Boston, MA 02109.

(2)

Includes: (a) 3,468,906 shares held by JL Connolly LLC, of which Mr. Connolly is a member and the sole manager; (b) 2,644,326 shares held in two family irrevocable trusts, of which Mr. Connolly is the trustee; and (c) 4,919 restricted stock units held by Mr. Connolly directly that will vest within 60 days of March 31, 2017. Mr. Connolly is a member of our Board.

(3)

Includes: (a) 1,609,494 shares, 195,200 shares underlying options which are currently exercisable and 4,919 restricted stock units that will vest within 60 days of March 31, 2017, held by Ms. Alexander directly, (b) 1,207,109 shares held in three family irrevocable trusts, the trustees of which are in each case an institution and Ms. Alexander’s spouse; and (c) 1,048,096 shares owned by Milton Harbor View, LLC, of which Ms. Alexander and her spouse are the sole managers and of which Ms. Alexander and her children are members.

(4)

Includes: (a) 2,950,000 shares, 742,309 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 31, 2017, and 3,203 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. Williams directly and (b) 100,000 shares held by a charitable foundation of which Mr. Williams, his spouse and his children are the trustees.

(5)

Includes: 22,607 shares, 269,238 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 31, 2017, and 954 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. Senneff directly.

(6)

Includes: 37,820 shares, 207,819 shares underlying options which are currently exercisable or will become exercisable within 60 days of March  31, 2017, and 478 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. Beaulieu directly.

(7)	Mr. Swift holds no shares directly. Mr. Swift is an Executive Business Partner at Advent, which manages funds that collectively own 50,691,350 shares. See note 1 above.
(8)	Includes: 1,938 restricted stock units that will vest within 60 days of March 31, 2017, held by Ms. Anand directly.
(9)

Includes: 14,751 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 31, 2017, and 4,919 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. Goulet directly.

(10)	Includes: 3,689 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. King-Shaw directly.
(11)	Mr. Maldonado holds no shares directly. Mr. Maldonado is a Managing Partner at Advent, which manages funds that collectively own 50,691,350 shares. See note 1 above.
(12)

Includes: 5,000 shares, 14,751 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 31, 2017, and 4,919 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. Parisi directly.

(13)	Mr. Pike holds no shares directly. Mr. Pike is a Managing Partner at Advent, which manages funds that collectively own 50,691,350 shares. See note 1 above.
(14)

Includes: 37,680 shares, 29,252 shares underlying options which are currently exercisable or will become exercisable within 60 days of March 31, 2017, and 4,919 restricted stock units that will vest within 60 days of March 31, 2017, held by Mr. Present directly.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted a written policy relating to the approval of related person transactions. A “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which we participate (whether or not we are a party) and in which a related person has a direct or indirect material interest. Our Audit Committee will review and approve or ratify all relationships and related person transactions between us and (i) our directors, director nominees or executive officers, (ii) any 5% record or beneficial owner of our Common Stock or (iii) any immediate family member of any person specified in (i), (ii) and (iii) above. The Audit Committee will review all related person transactions and, where the Audit Committee determines that such transactions are in our best interests, approve such transactions in advance of such transaction being given effect.

As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related person transaction, the Audit Committee will, in its judgment, consider in light of the relevant facts and circumstances whether the related person transaction is, or is not inconsistent with, our best interests, including consideration of various factors enumerated in the policy.

Any member of the Audit Committee who is a related person with respect to a related person transaction under review or is otherwise not disinterested will not be permitted to participate in the discussions or approval or ratification of the related person transaction. However, such member of the Audit Committee will provide all materially adverse information concerning the transaction to the Audit Committee. Our policy also includes certain exemptions for related person transactions that need not be reported and provides the Audit Committee with the discretion to pre-approve certain related person transactions.

Set forth below is a description of certain relationships and related party transactions between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our Common Stock:

Common Stock Split. On May 13, 2016, we effected a 6.1‑for‑1 stock split of all outstanding shares of our Common Stock pursuant to an amendment to our certificate of incorporation. All Common Stock share, option and per share amounts for all periods presented have been adjusted retroactively to reflect the stock split.

Common Stock Dividends. On May 26, 2016, we paid a special cash dividend of $150.0 million, or $1.94 per share of Common Stock outstanding prior to our IPO, to holders of record of our Common Stock on May 24, 2016. In connection with the special cash dividend, we lowered the exercise price of then outstanding stock options by $1.94 per share in order to preserve the intrinsic value of the options after giving effect to the special cash dividend.

Amended and Restated Stockholders Agreement. On June 1, 2016, in connection with our IPO, we amended and restated our existing stockholders agreement, dated as of July 26, 2012, and entered into the Stockholders Agreement with affiliates of Advent and our management stockholders. The Stockholders Agreement provides for (i) demand registration rights for Advent, subject to a cap of two requests in any 12 month period; (ii) piggy-back registration rights for stockholders holding at least $500,000 worth of shares, subject to a pro rata reduction if the total amount of shares requested to be included exceeds the amount of securities which in the opinion of the underwriters can be sold; and (iii) shelf registration rights for stockholders holding at least $500,000 worth of shares, subject to a required anticipated aggregate offering price, net of selling expenses, of $5.0 million, subject to a cap of two requests for shelf registrations, for all such holders in the aggregate, in any 12 month period; provided that any such holders that are capable of selling all of their registrable securities pursuant to Rule 144 under the Securities Act in a single transaction without timing or volume limitations will not have piggyback registration rights. We will be responsible for fees and expenses in connection with the registration rights, other than underwriters’ discounts and brokers’ commissions, if any, relating to any such registration and offering.

Indemnification Agreements. Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our directors. The indemnification agreements provide the directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, including our Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities, and to provide us with a copy of those reports.

Based solely upon our review of the copies of such reports furnished to us and written representations received by us that no other reports were required, we are not aware of any instances of noncompliance with the Section 16(a) filing requirements by any director, executive officer or beneficial owner of more than 10% of any class of our equity securities during the year ended December 31, 2016.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
J. Douglas (Doug) Williams	55	Chief Executive Officer
Steve Senneff	48	Senior Vice President and Chief Financial Officer
David Beaulieu	60	Senior Vice President and Chief Operations Officer
Damien Creavin	61	Senior Vice President and Chief Information Officer
Jonathan Olefson	41	Senior Vice President, General Counsel and Secretary

J. DOUGLAS (DOUG) WILLIAMS

Mr. Williams is our Chief Executive Officer, a position he has held since May 2014. He has served as a member of our Board since May 2014. Prior to the Connolly iHealth Merger, Mr. Williams served as President and Chief Executive Officer of iHealth Technologies, Inc. from its inception in May 2001. Prior to his position with iHealth Technologies, Mr. Williams served as Chief Executive Officer of Magellan Specialty Health from April 2000 to May 2001. Mr. Williams has also served in various executive and managerial roles with Vivra Specialty Partners and CIGNA Healthcare. Mr. Williams holds a B.S. in Business Administration from Appalachian State University.

STEVE SENNEFF

Mr. Senneff is our Senior Vice President and Chief Financial Officer, a position he has held since April 2015. Mr. Senneff previously served as our Chief Operations Officer from May 2014 to April 2015. Prior to the Connolly iHealth Merger, Mr. Senneff served as Chief Financial Officer of Connolly Superholdings, Inc. from October 2012 to May 2014. Mr. Senneff previously held various leadership positions at the Nielsen Company, most recently as Senior Vice President, Global Financial Planning & Analysis from January 2011 to October 2012. Mr. Senneff holds a B.B.A. in Accounting from the University of Iowa and a Master’s degree in Finance from the Krannert School of Management at Purdue University.

DAVID BEAULIEU

Mr. Beaulieu is our Senior Vice President and Chief Operations Officer, a position he has held since April 2015. Mr. Beaulieu previously served as our Senior Vice President, Technology and Innovation, from May 2014 to April 2015. Prior to the Connolly iHealth Merger, Mr. Beaulieu served as Chief Operating Officer of iHealth Technologies since July 2010. Mr. Beaulieu previously served as Executive Vice President of Marketing, Sales & Business Solutions at DST Health Solutions from October 2008 to June 2010, and as Chief Operating Officer at Amisys Synertech from 2004 to 2008 prior to its acquisition by DST Health Solutions. Prior to this, Mr. Beaulieu was the Managing Partner for Government Business Services at First Consulting Group and held various operational and executive positions at CIGNA Healthcare. Mr. Beaulieu holds a B.A. in Government from Bates College.

DAMIEN CREAVIN

Mr. Creavin is our Senior Vice President and Chief Information Officer, a position he has held since July 2015. Prior to joining us, Mr. Creavin was Chief Information Officer/Chief Technology Officer at Emdeon Inc. from June 2004 to July 2014. Prior to this, Mr. Creavin was Senior Vice President and Chief Information Officer at Primedia Inc. from October 2000 to October 2003. Mr. Creavin holds B.S. degrees in Mathematics and Engineering Science from Trinity College, Dublin and an M.B.A. from the Stern School of Business at New York University.

JONATHAN OLEFSON

Mr. Olefson is our Senior Vice President, General Counsel and Secretary, a position he has held since October 2013. Prior to joining us, Mr. Olefson spent nine years in senior legal and compliance roles at Cognizant Technology Solutions, most recently as Vice President and General Counsel (Corporate, M&A and Intellectual Property) from 2012‑2013. Prior to this, he was an Associate at Fulbright & Jaworski, L.L.P from 2000 to 2004. Mr. Olefson holds a J.D. from the George Washington University and a B.A. in Political Science from Emory University.

EXECUTIVE COMPENSATION

Overview

The discussion below includes a review of our compensation decisions with respect to 2016 and 2015 for our “named executive officers,” or “NEOs,” namely our principal executive officer and our two other most highly compensated executive officers. Our NEOs for 2016 were:

J. Douglas (Doug) Williams, our Chief Executive Officer;

Steve Senneff, our Senior Vice President and Chief Financial Officer; and

David Beaulieu, our Senior Vice President and Chief Operations Officer.

In 2016 and 2015, we compensated our NEOs through a combination of base salary and annual cash bonuses as well as grants of stock options under the terms of our 2016 Equity Incentive Plan (the “2016 Plan”) and our 2012 Equity Incentive Plan (the “2012 Plan” and together with the 2016 Plan, the “Equity Plans”). Our executive officers are also eligible to receive certain benefits, which include a 401(k) plan with matching contributions, life insurance and group health insurance, including medical, dental and vision insurance.

Summary Compensation Table

The following table sets forth certain information for 2016 and 2015 concerning the compensation awarded to, earned by or paid to our NEOs.

						Non-Qualified
					Restricted	Deferred
				Option	Stock	Compensation	All other
Name and principal position	Year	Salary(1)	Bonus(2)	Awards(3)	Units (4)	Earnings	Compensation(5)	Total
J. Douglas (Doug) Williams	2016	$640,000	$987,878	$716,335	$243,390	—	$22,691	$2,610,294
Chief Executive Officer	2015	$630,587	$861,000	$5,642,504	$—	—	$22,360	$7,156,451
Steve Senneff	2016	$400,000	$432,197	$213,195	$72,447	—	$7,950	$1,125,789
Senior Vice President and Chief Financial Officer	2015	$400,000	$397,000	$—	$—	—	$7,950	$804,950
David Beaulieu	2016	$400,000	$432,197	$106,602	$36,290	—	$17,940	$993,029
Senior Vice President and Chief Operations Officer	2015	$393,621	$397,000	$—	$—	—	$17,716	$808,337

(1)	Represents annual salary paid pursuant to the terms of each of NEO’s employment agreement. See “—Employment Agreements.”
(2)

Represents annual performance-based cash bonuses. NEOs are eligible to receive an annual performance-based cash bonus under their employment agreements. Mr. Williams has a target cash bonus of 100% of his annual base salary, and Messrs. Senneff and Beaulieu have a target cash bonus of 70% of their annual base salary.

(3)

Represents the aggregate grant date fair value of the option awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation (“ASC 718”).

The fair value of each stock option award is estimated on the date of grant using a Black-Scholes-Merton option pricing model. The expected term of the option represents the period the stock-based awards are expected to be outstanding. We use the simplified method under the provisions of ASC 718 for estimating the expected term of the options. Since our Common Stock was not publicly traded until May 2016 and was rarely traded privately, at the time of each grant, there was insufficient volatility data available. Accordingly, we calculate expected volatility using comparable peer companies with publicly traded shares over a term similar to the expected term of the options issued. We do not intend to pay dividends on our Common Stock, therefore, the dividend yield percentage is zero. The risk-free interest rate is based on the U.S. Treasury constant maturity interest rate whose term is consistent with the expected life of our stock options.

We used the following weighted average assumptions to estimate the fair value of stock options granted for the periods presented as follows:

	Year Ended December 31,
	2016	2015
Expected term (years)	6.25	6.25
Expected volatility	50.00%	50.00%
Expected dividend yield	0%	0%
Weighted average risk-free interest rate	1.36%	1.70%
Weighted average grant date fair value	$9.53	$7.77

(4)	Represents the aggregate grant date fair value of the restricted stock unit awards, which is equal to the closing price of our Common Stock on the date of grant.
(5)

Represents contributions to employee 401(k) plan and amounts paid pursuant to a profit-sharing employee incentive plan established by iHealth Technologies, Inc., which merged with Connolly Superholdings, Inc. in 2014 to form the Company.

Outstanding Equity Awards as of December 31, 2016

The following table sets forth certain information about outstanding equity awards held by our NEOs as of December 31, 2016.

	Option Awards				Stock Awards
	Number of	Number of
	securities	securities			Number of	Market Value of
	underlying	underlying			Shares or Units	Shares or Units
	unexercised	unexercised	Option		of Stock that	of Stock that
	options	options	exercise	Option	Have Not	Have Not
	exercisable	unexercisable(1)	price(2)	expiration	Vested(4)	Vested(5)
Name	(#)	(#)	($)	date(3)	(#)	($)
J. Douglas (Doug) Williams	723,094	—	13.79	7/01/2025	—	—
Chief Executive Officer	—	76,860	19.00	5/25/2026	—	—
	—	—	—	—	12,810	440,664

Steve Senneff	263,520	29,280	6.26	10/15/2022	—	—
Senior Vice President and	—	22,875	19.00	5/25/2026	—	—
Chief Financial Officer	—	—	—	—	3,813	131,167

David Beaulieu	204,960	87,840	11.33	9/26/2024	—	—
Senior Vice President and	—	11,438	19.00	5/25/2026	—	—
Chief Operations Officer	—	—	—	—	1,910	65,704

(1)

The 76,800 share option held by Mr. Williams fully vests with continued service as to 25% of the shares over a 4‑year period on each anniversary date of May 25, 2016, the date of the grant. The 29,280 share option held by Mr. Senneff fully vests with continued service on the fifth anniversary of October 15, 2012, Mr. Senneff’s employment start date, and the 22,875 share option held by Mr. Senneff fully vests with continued service as to 25% of the shares over a 4‑year period on each anniversary date of May 25, 2016, the date of the grant. The 87,840 share option held by Mr. Beaulieu vests with continued service as to 29,280 of the shares on each of the third, fourth and fifth anniversaries of September 26, 2014, the date of the grant, and the 11,438 share option held by Mr. Beaulieu vests with continued service as to 25% of the shares over a 4‑year period on each anniversary date of May 25, 2016, the date of the grant.

(2)

Option exercise prices are the fair market value of our stock on the date of grant. Option exercise price reflected has been adjusted for the 6.1‑to‑1 stock split effected May 13, 2016, and a special cash dividend of $150,000,000, or $1.94 per share of Common Stock outstanding prior to our IPO, paid on May 25, 2016. In connection with the special cash dividend we lowered the exercise price of then-outstanding stock options by $1.94 per share in order to preserve the intrinsic value of the options giving effect to the special cash dividend.

(3)	All options have a ten-year term.
(4)

Amounts in this column represent restricted stock units. Each restricted stock unit represents the right to receive, at settlement, one share of Common Stock. Each of Mr. Williams’, Mr. Senneff’s and Mr. Beaulieu’s restricted stock units vests with continued service as to 25% of the amount over a 4‑year period on each anniversary date of May 25, 2016, the date of the grant.

(5)	Value calculated based on the $34.40 closing price of our Common Stock on December 30, 2016 (the last trading day during the year ended December 31, 2016).

Employment Agreements

We are currently party to employment agreements with each of our NEOs. The material provisions of each such agreement are described below.

In May 2015, we entered into employment agreements with each of J. Douglas (Doug) Williams, our Chief Executive Officer, Steve Senneff, our Senior Vice President and Chief Financial Officer and David Beaulieu, our Senior Vice President and Chief Operations Officer. The agreements provide for an indefinite term beginning on January 1, 2015. The agreements provide that each NEO will receive an annualized base salary subject to review by our Board (currently $640,000 for Mr. Williams and $400,000 for each of Messrs. Senneff and Beaulieu). The agreements also provide that each of them is eligible to receive an annual performance-based cash bonus with a target amount of 100% of annual base salary for Mr. Williams and 70% of annual base salary for each of Messrs. Senneff and Beaulieu.

Either we or the NEO may terminate the agreement at any time upon written notice. We may terminate the NEO’s employment for death, “disability,” “cause” or without “cause” by written notice to the applicable NEO. The NEO may resign with 30 days prior written notice for “good reason” and without “good reason.”

If we terminate the NEO’s employment without “cause” or the NEO resigns for “good reason,” then, in addition to any accrued but unpaid base salary, accrued but unpaid expenses, accrued but unused vacation pay and any amount arising from the NEO’s participation in employee benefit plans and programs, we must provide the NEO with, subject to his execution of a release of claims, such release becoming effective and his continued compliance with the restrictive covenants contained in his agreement, (i) an amount equal to 24 months of his annual base salary for Mr. Williams and 12 months of his base salary for each of Messrs. Senneff and Beaulieu, payable in a lump sum, (ii) a pro-rata bonus for the year of termination (determined by multiplying the amount of such bonus that would have been payable to the NEO for the year of termination by a fraction, the numerator of which is the number of full weeks that elapsed during the year through the date of termination and the denominator of which is 52) and (iii) if the NEO elects to continue medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, a lump sum payment equal to the employer portion of the premium cost of continuation coverage for the NEO and his eligible dependents for 12 months. In addition, if the NEO’s employment is terminated by us without “cause” or the NEO resigns for “good reason” within one year following a “change of control” (as defined in his employment agreement), then, in addition to the payments and benefits described above, he will be entitled to accelerated vesting of his unvested time-based equity awards outstanding immediately prior to the “change of control.”

For purposes of the agreements, “good reason” means the occurrence of one or more of the following conditions, without the NEO’s consent: (i) any material adverse change by us in his annual base salary, position, authority, title or reporting obligations, or the assignment of duties to him by us or any of our affiliates that are materially inconsistent with his position; (ii) relocation of his principal place of employment by more than 50 miles; or (iii) any other material breach by us of a material provision of his agreement or any other written agreement with him; provided that any such condition will only constitute good reason if the NEO provides us with 30 days prior written notice of his intent to resign for good reason (which notice must be provided within 60 days following the occurrence of the event(s) purported to constitute good reason) and we have not remedied the alleged violations within such 30 day period and the NEO’s resignation becomes effective within 30 days after we have either failed to cure such condition or indicated that we will not cure such condition.

For purposes of the agreements, “cause” means (i) the willful misconduct or an act of dishonesty of the NEO with regard to us or any affiliate, which in either case, results in material harm to us or any affiliate, (ii) the willful and continued failure of the NEO to perform his duties with us or any of our affiliates (other than any such failure resulting from “disability,” as defined in the agreements) which is not remedied within 30 days of receiving written notice thereof, (iii) indictment for any felony or indictment for any misdemeanor involving moral turpitude, or (iv) a material breach by the NEO of any material provision of the agreement or any other written agreement with us or material policy of ours, which breach is not remedied within ten days after receiving written notice.

The agreements include perpetual confidentiality provisions, a non-disparagement provision as well as provisions relating to assignment of inventions and non-competition and non-solicitation that apply during employment and two years thereafter.

Potential Payments upon Termination of Employment or Change of Control

Our NEOs are entitled to receive severance payments and acceleration of time-based vesting equity awards upon termination of employment or a change of control, as provided in “—Employment Agreements.” In addition, pursuant to our 2016 Plan, upon the occurrence of a “change of control” (as defined in the 2016 Plan), unless otherwise provided in the applicable award agreement, the plan administrator under the 2016 Plan is authorized to make adjustments in the terms and conditions of outstanding awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding awards by us (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms as such outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); (iii) acceleration of exercisability, vesting and/or payment; and (iv) if all or substantially all of our outstanding shares of Common Stock are transferred in exchange for cash consideration in connection with such change of control: (A) upon written notice, provide that any outstanding stock options and stock appreciation rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the plan administrator (contingent upon the consummation of the event), and at the end of such period, such stock options and stock appreciation rights will terminate to the extent not so exercised within the relevant period; and (B) cancel all or any portion of outstanding awards for fair value, as determined in the sole discretion of the plan administrator.

Director Compensation

Directors who are employed by us or who are full-time investment professionals of Advent are not eligible to receive compensation for their service on our Board. All other members of our Board receive a one-time stock option or restricted stock unit grant upon their election to the Board. All of our directors are also reimbursed for reasonable out-of-pocket travel expenses incurred in connection with attendance at Board and committee meetings and other Board-related activities.

Following our IPO, we pay our directors who are not our employees or full-time investment professionals of Advent an annual retention fee of $65,000 (prior to the IPO, the annual retainer was $75,000). Each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (to the extent such individual is not one of our employees or a full-time investment professional of Advent) receives an annual fee of $5,000, $5,000 and $5,000, respectively. The chair of each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (to the extent such individual is not one of our employees or a full-time investment professional of Advent) receives an annual fee of $22,500, $15,000 and $15,000, respectively.

The compensation for our directors who are not employees or full-time investment professionals of Advent for fiscal 2016 was as follows:

	Fees Earned or
	Paid in Cash	Stock Awards	Total
Name	($)(1)	($)(2,3)	($)(4)
Mala Anand(5)	—	—	—
Elizabeth (Libby) Connolly Alexander	71,250	160,015	231,265
J. Lawrence (Larry) Connolly	70,000	160,015	230,015
Kenneth Goulet	85,000	160,015	245,015
Ruben Jose King-Shaw, Jr.(6)	26,250	120,003	146,253
James (Jamie) Parisi	81,250	160,015	241,265
Douglas Present	72,500	160,015	232,515

(1)

Prior to our IPO, our directors received an annual fee of $75,000. Following our IPO, our directors receive an annual fee of $65,000 with additional fees for service as the chair or a member of the Audit, Compensation and Nominating and Corporate Governance Committees. Accordingly, each of Ms. Alexander and Messrs. Connolly, Goulet, Parisi and Present received a pro-rated payment in 2016 of $37,500 related to their service on the Board prior to our IPO and a pro-rated payment of $32,500 for their service following our IPO. In addition, Ms. Alexander received a pro-rated payment of $1,250 for her service on the Audit Committee during 2016; Mr. Goulet received pro-rated payments of $7,500 each for his service as chair of the Compensation Committee and chair of the Nominating and Corporate Governance Committee; Mr. Parisi received a pro-rated payment of $11,250 for his service as chair of the Audit Committee; and Mr. Present received a pro-rated payment of $2,500 for his service as a member of the Compensation Committee.

(2)

On September 1, 2016, our directors then serving who were not employees or full-time investment professionals of Advent received a grant of 4,919 restricted stock units, except that Mr. King-Shaw, who joined the Board in October 2016, received a pro-rated grant. Each restricted stock unit represents the right to receive, at settlement, one share of Common Stock. The restricted stock units vest on the date of the Annual Meeting (our first annual meeting following the date of grant, September 1, 2016), subject to the director’s continued service through the vesting date.

(3)

Represents the aggregate grant date fair value for restricted stock units granted in 2016, determined in accordance with ASC 718. The grant date fair value of each restricted stock unit was approximately $32.53. Under the terms of the 2016 Plan, restricted stock units have a grant date fair value equal to the closing price of our Common Stock on the grant date.

(4)

Non-employee directors are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, Committee and stockholder meetings. No reimbursements for any non-employee director exceeded the $10,000 threshold in the year ended December 31, 2016.

(5)	Ms. Anand joined the Board on December 12, 2016. She did not receive any 2016 compensation in connection with her Board service.
(6)

Mr. King-Shaw joined the Board in October 2016. He received a pro-rated payment of $24,375 in connection with his service as a director and an additional pro-rated payment of $1,875 for his service as a member of the Audit Committee.

Equity Incentive Plans

We maintain two equity incentive plans for the benefit of our employees, directors and other service providers: the 2012 Plan and the 2016 Plan. The following is a summary of certain features of the 2012 Plan and the 2016 Plan. Provisions of the 2016 Plan applicable to participants who are residents of Canada, India and the United Kingdom may vary from the terms described in this summary.

2012 Plan

The 2012 Plan provided awards to our employees, directors and consultants prior to our IPO. We no longer grant awards under the 2012 Plan. As of December 31, 2016, approximately 5,723,613 shares of Common Stock are subject to awards that have been granted under the 2012 Plan. The 2012 Plan is administered by the Compensation Committee of our Board.

2016 Plan

The 2016 Plan was adopted in connection with our IPO and provides for awards of stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock awards and cash performance awards. Awards under the 2016 Plan may be granted to any employee, non-employee director, consultant or other personal service provider to us or any of our subsidiaries. The 2016 Plan is administered by a plan administrator, which is the Compensation Committee, such other committee of the Board appointed by the Board or the Board, as determined by the Board.

Employee Stock Purchase Plans

We maintain Employee Stock Purchase Plans, or “ESPPs,” for U.S. employees (the “US ESPP”) and non-U.S. employees (the “Non-US ESPP” and together, the “Plans”). The purpose of the Plans is to provide employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of our Common Stock. In general, all employees of the Company and its subsidiaries are eligible to participate in the Plan applicable to their jurisdiction, subject to certain exceptions for employees who have been employed for less than 90 days, whose customary employment is for less than 20 hours per week or whose customary employment is for not more than five months in a calendar year. For additional information, see “Proposal 3. Approval of Employee Stock Purchase Plans.”

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation Committee during 2016 were Messrs. Connolly, Goulet, Maldonado, Swift and Present. Mr. Connolly, who is no longer a member of our Compensation Committee, served as our Chief Executive Officer through December 31, 2012, and Mr. Maldonado served as our Vice President and Assistant Secretary through December 12, 2013. No other member of the Compensation Committee in 2016 was a former or current officer or employee of Cotiviti or any of its subsidiaries. In addition, during 2016, none of our executive officers served (i) as a member of the compensation committee or board of directors of another entity, one of whose executive officers served on our Compensation Committee or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on our Board of Directors.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Stockholders pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our Secretary at our offices at Atlanta, GA in writing not later than December 13, 2017.

Stockholders intending to present a proposal at the 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Stockholders no earlier than the close of business on January 25, 2018 and no later than the close of business on February 24, 2018. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 25, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2018 Annual Meeting of Stockholders or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

COTIVITI HOLDINGS, INC.’S ANNUAL REPORT ON FORM 10‑K

A copy of the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2016, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 31, 2017, without charge upon written request addressed to:

Cotiviti Holdings, Inc.

115 Perimeter Center Place, Suite 700

Atlanta, GA 30346

Attn: Secretary

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our 2016 Annual Report with your 16‑digit control number at www.proxyvote.com. You also may access this Proxy Statement, our 2016 Annual Report and our Annual Report on Form 10‑K for the fiscal year ended December 31, 2016, at the Investor Relations page of our Internet website at http://investors.cotiviti.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Jonathan Olefson, Secretary

Atlanta, Georgia

April 12, 2017

ANNEX A

COTIVITI HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

FOR US EMPLOYEES

1.   Purpose. This Cotiviti Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2.   Definitions.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means Cotiviti Holdings Inc., including any successor thereto.

“Compensation” means base salary and wages, overtime and cash incentive compensation paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan.

“Change of Control” shall mean the occurrence of one or more of the following events:

(a)        Any Person becomes the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date, of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided,  however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b)        The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)        Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

 “Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 18.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer in accordance with Section 421 of the Code and the Treasury Regulations thereunder.

“Eligible Employee” means an Employee other than (i) an Employee who has been employed by the Company or a Participating Subsidiary for less than 90 days, (ii) an Employee whose customary employment is for less than twenty (20) hours per week and (iii) an Employee whose customary employment is for not more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering, Employees who are "highly compensated employees" of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Persons” means Advent International Corporation and its affiliates.

“Fair Market Value” means the closing price as reported on the New York Stock Exchange or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

“Offering Date” means the first trading day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning each January 1st and July 1st of each year during the term of the Plan; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan by the Committee from time to time in its sole discretion.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means this Cotiviti Holdings, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last trading day of each Offering Period.

“Purchase Price” means an amount equal to ninety percent (90%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

3.   Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan's administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.   Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular

Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.   Offering Periods. The Plan shall be implemented by a series of Offering Periods. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.   Participation.

6.1     Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least 1%, but not more than 10% of his or her Compensation each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), up to a maximum of $5,000 per Offering Period and $10,000 per year. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee in writing, a Participant may not make any separate contributions or payments to the Plan.

6.2     Election Changes. During an Offering Period, a Participant may not change the rate of his or her payroll deductions applicable to such Offering Period. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least thirty days before the start of the next Offering Period.

6.3     Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 9, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

6.4     Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant's accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 1,000 shares of Common Stock per Offering Period.

7.   Exercise of Option/Purchase of Shares. A Participant's option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant's accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant's notional account. No fractional shares shall be purchased, and the excess remaining payroll deductions in the Participant’s notional account after such whole shares are purchased on each Purchase Date shall be paid to the Participant within thirty (30) calendar days following the Purchase Date.

8.   Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker. The shares of Common Stock delivered to or in the name of the Participant upon exercise of his or her option must be retained by the Participant or Designated Broker for a minimum of ninety (90) days. Participants will not have any voting, dividend or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 8.

9.   Withdrawal.

9.1     Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least thirty days before the end of the Offering Period. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant's Enrollment Form indicating his or her election to withdraw and the Participant's option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

9.2     Effect on Succeeding Offering Periods. A Participant's election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

10. Termination of Employment; Change in Employment Status. Upon termination of a Participant's employment for any reason, including death, disability or retirement, or a change in the Participant's employment status following which the Participant is no longer an Eligible Employee, which in either case occurs before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant's notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant's death, to the person(s) entitled to such amounts under Section 16, and the Participant's option shall be automatically terminated.

11. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

12. Shares Reserved for Plan.

12.1     Number of Shares. Subject to adjustments as described below, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 1,200,000, subject to an automatic annual increase on the first day of each fiscal year beginning in 2018 equal to the least of (a) figure equal to 1.5% of current total number of outstanding shares, (b) 1,200,000 shares of Common Stock (c) such number of shares as may be determined by the committee no later than the final day of the immediately preceding fiscal year.

12.2     Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

13. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the

Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

14. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

15. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant's notional account.

16. Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant's ESPP Share Account under the Plan in the event of such Participant's death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant's notional account in the event of the Participant's death prior to the Purchase Date of an Offering Period. In the event that no such form or designation is filed, the shares of Common Stock or cash shall be distributed to the Participant’s estate.

17. Adjustments.

17.1     Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable and subject to stockholder approval if required to comply with Section 423 of the Code, adjust the number and kind of shares of stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 6.4 and Section 12.

17.2     Change of Control. Unless otherwise determined by the Committee, in the event of a Change of Control, the Plan shall be terminated and any payroll deductions in the Participant's notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant.

18. General Provisions.

18.1     Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

18.2     No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

18.3     Rights As Stockholder. A Participant will become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant or the Participant's ESPP Share Account. A Participant will have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

18.4     Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

18.5     Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

18.6     Compliance With Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

18.7     Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

18.8     Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 18.9, shall have a term of ten years.

18.9     Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 17). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

18.10     Applicable Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal or other securities laws.

18.11     Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.12     Section 423. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

18.13     Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

18.14     Severability. If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.15     Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

ANNEX B

COTIVITI HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

FOR NON-US EMPLOYEES

1.    Purpose. This Cotiviti Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock.

2.    Definitions.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” means Cotiviti Holdings Inc., including any successor thereto.

“Compensation” means base salary and wages, overtime and cash incentive compensation paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan.

“Change of Control” shall mean the occurrence of one or more of the following events:

(a)     Any Person becomes the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date, of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided,  however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of

Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b)     The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)     Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

 “Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 18.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer in accordance with Section 421 of the Code and the Treasury Regulations thereunder.

“Eligible Employee” means an Employee other than (i) an Employee who has been employed by the Company or a Participating Subsidiary for less than 90 days, (ii) an Employee whose customary employment is for less than twenty (20) hours per week and (iii) an Employee whose customary employment is for not more than five (5) months in any calendar year. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering, Employees who are "highly compensated employees" of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Persons” means Advent International Corporation and its affiliates.

“Fair Market Value” means the closing price as reported on the New York Stock Exchange or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

“Offering Date” means the first trading day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of six months beginning each January 1st and July 1st of each year during the term of the Plan; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan by the Committee from time to time in its sole discretion.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means this Cotiviti Holdings, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last trading day of each Offering Period.

“Purchase Price” means an amount equal to ninety percent (90%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

3.     Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan's administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.     Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such

Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.    Offering Periods. The Plan shall be implemented by a series of Offering Periods. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.    Participation.

6.1    Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least 1%, but not more than 10% of his or her Compensation each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), up to a maximum of $5,000 per Offering Period and $10,000 per year. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee in writing, a Participant may not make any separate contributions or payments to the Plan.

6.2    Election Changes. During an Offering Period, a Participant may not change the rate of his or her payroll deductions applicable to such Offering Period. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least thirty days before the start of the next Offering Period.

6.3    Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 9, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

6.4    Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant's accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 1,000 shares of Common Stock per Offering Period.

7.    Exercise of Option/Purchase of Shares. A Participant's option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant's accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant's notional account. No fractional shares shall be purchased, and the excess remaining payroll deductions in the Participant’s notional account after such whole shares are purchased on each Purchase Date shall be paid to the Participant within thirty (30) calendar days following the Purchase Date.

8.    Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker. The shares of Common Stock delivered to or in the name of the Participant upon exercise of his or her option must be retained by the Participant or Designated Broker for a minimum of ninety (90) days. Participants will not have any voting, dividend or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 8.

9.    Withdrawal.

9.1    Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least thirty days before the end of the Offering Period. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant's Enrollment Form indicating his or her election to withdraw and the Participant's option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

9.2    Effect on Succeeding Offering Periods. A Participant's election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

10.   Termination of Employment; Change in Employment Status. Upon termination of a Participant's employment for any reason, including death, disability or retirement, or a change in the Participant's employment status following which the Participant is no longer an Eligible Employee, which in either case occurs before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant's notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant's death, to the person(s) entitled to such amounts under Section 16, and the Participant's option shall be automatically terminated.

11.   Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

12.   Shares Reserved for Plan.

12.1    Number of Shares. Subject to adjustments as described below, the maximum aggregate number of shares of Common Stock that may be issued under the Plan is 60,000, subject to an automatic annual increase on the first day of each fiscal year beginning in 2018 equal to the least of (a) figure equal to 0.075% of current total number of outstanding shares, (b) 60,000 shares of Common Stock (c) such number of shares as may be determined by the committee no later than the final day of the immediately preceding fiscal year.

12.2    Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

13.   Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

14.   Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

15.   Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant's notional account.

16.   Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant's ESPP Share Account under the Plan in the event of such Participant's death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant's notional account in the event of the Participant's death prior to the Purchase Date of an Offering Period. In the event that no such form or designation is filed, the shares of Common Stock or cash shall be distributed to the Participant’s estate.

17.   Adjustments.

17.1    Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable and subject to stockholder approval if required to comply with Section 423 of the Code, adjust the number and kind of shares of stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 6.4 and Section 12.

17.2    Change of Control. Unless otherwise determined by the Committee, in the event of a Change of Control, the Plan shall be terminated and any payroll deductions in the Participant's notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant.

18.   General Provisions.

18.1    Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

18.2    No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

18.3    Rights As Stockholder. A Participant will become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant or the Participant's ESPP Share Account. A Participant will have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

18.4    Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

18.5    Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

18.6    Compliance With Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

18.7    Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

18.8    Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 18.9, shall have a term of ten years.

18.9    Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with

Section 17). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

18.10   Applicable Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal or other securities laws.

18.11   Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.12   Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

18.13   Severability. If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.14   Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

COTIVITI HOLDINGS, INC. SUITE 700 115 PERIMETER CENTER PLACE ATLANTA, GA 30346

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/COTV

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E27708-P86117	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

COTIVITI HOLDINGS, INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
The Board of Directors recommends you vote "FOR ALL" for proposal 1:

1.	Election of Class I Directors to serve until Cotiviti’s
	2020 Annual Meeting of Stockholders	☐	☐	☐

Nominees:

01) Mala Anand
02) Ruben J. King-Shaw, Jr.

The Board of Directors recommends you vote "FOR" proposals 2 and 3.						For	Against	Abstain

2.	To ratify the appointment of KPMG LLP as Cotiviti's independent registered public accounting firm for the fiscal year ending December 31, 2017; and					☐	☐	☐

3.	To approve Cotiviti's Employee Stock Purchase Plans.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E27709-P86117

COTIVITI HOLDINGS, INC. Annual Meeting of Shareholders May 25, 2017 9:00 AM, EDT This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) J. Douglas Williams, Steve Senneff and Jonathan Olefson, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of COTIVITI HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, EDT on May 25, 2017, at www.virtualshareholdermeeting.com/COTV, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

V.1.2